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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 04, 2004

                                PERCEPTRON, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MICHIGAN
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-20206                                           38-2381442
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(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

               47827 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170-2461
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (734) 414-6100
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 9, 2004, the Board of Directors of the Company approved a Code of Business Conduct and Ethics applicable to all of its officers, directors and employees. A copy of the Code of Business Conduct and Ethics is attached hereto as exhibit 99.1 and is also available on the Company's website at www.perceptron.com under "Company", "Financials".


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

            99.1  Code of Business Conduct and Ethics dated February 3, 2004.





                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date:  May 4, 2004                          /s/ John J. Garber
                                            -----------------------------------
                                            By:  John J. Garber
                                            Title: Vice President,
                                                   Chief Financial Officer,
                                                   Treasurer and
                                                   Assistant Secretary






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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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99.1                       Code of Business Conduct and Ethics dated February 3,
                           2004.